UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 27, 2004

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-0251
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

        On August 27, 2004, TierOne Corporation (the “Company”) acquired all of the issued and outstanding capital stock of United Nebraska Financial Co. (“United Nebraska”), the parent company of United Nebraska Bank, in accordance with a Stock Purchase Agreement, dated as of March 30, 2004 (the “Stock Agreement”), by and among the Company, United Nebraska and the shareholders of United Nebraska. Pursuant to the Stock Agreement, the aggregate purchase price for the acquisition was approximately $97.3 million. The purchase price is subject to a post-closing adjustment. The purchase price for the acquisition was funded through available cash and borrowings from the Federal Home Loan Bank.

        A copy of the Stock Agreement is being furnished as Exhibit 2 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein. In addition, a copy of the Company’s press release announcing the completion of the acquisition of United Nebraska is being furnished as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company will file the financial statements of United Nebraska required pursuant to Rule 3-05 of Regulation S-X by amending this Report no later than 71 calendar days after the date that this Report must be filed, in accordance with Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information.

The Company will file the pro forma financial statements respecting United Nebraska required pursuant to Article 11 of Regulation S-X by amending this Report no later than 71 calendar days after the date that this Report must be filed, in accordance with Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

(c)	Exhibits. The following exhibits are being furnished herewith:

2	Stock Purchase Agreement, dated as of March 30, 2004, among TierOne Corporation, United Nebraska Financial Co. and the shareholders of United Nebraska Financial Co.

99	Press Release of TierOne Corporation, dated August 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: August 31, 2004	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

2	Stock Purchase Agreement, dated as of March 30, 2004, among TierOne Corporation, United Nebraska Financial Co. and the shareholders of United Nebraska Financial Co.

99	Press Release of TierOne Corporation, dated August 30, 2004.